MML SERIES INVESTMENT FUND II

Supplement dated May 17, 2013 to the

Prospectus dated May 1, 2013 and the

MML Strategic Emerging Markets Fund Summary Prospectus dated May 1, 2013

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus. It should be retained and read in conjunction with the Prospectus and Summary Prospectus.

Effective immediately, the information for Roberto Lampl under the heading Portfolio Managers relating to the MML Strategic Emerging Markets Fund in the section titled Management (page 41 in the Prospectus) is hereby deleted.

Effective immediately, the information for Roberto Lampl of Baring International Investment Limited (“Baring”) found on page 60 in the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds is hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

L8063-13-01

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